EXHIBIT 99.1
                                  ------------

                 Computational Materials and/or ABS Term Sheet



CWALT05-21CB final - Price/Yield - A11

Morgan Stanley

Balance                $25,000,000.00    Delay             0                Index            LIBOR_1MO | 3     WAC
Coupon                 3.35              Dated             4/25/2005        Mult / Margin    1.0 / .35         NET
Settle                 4/29/2005         First Payment     5/25/2005        Cap / Floor      7.5 / .35

Price                  25 PPC            50 PPC            75 PPC           100 PPC          125 PPC          150 PPC
                                   Yield             Yield            Yield            Yield            Yield           Yield
                 99-12              3.43              3.45             3.48             3.60             3.74            3.85
                 99-16              3.42              3.43             3.46             3.55             3.67            3.75
                 99-20              3.41              3.42             3.43             3.51             3.59            3.66
                 99-24              3.40              3.40             3.41             3.46             3.52            3.56
                 99-28              3.39              3.39             3.39             3.42             3.45            3.47
                100-00              3.37              3.37             3.37             3.37             3.37            3.37
                100-04              3.36              3.36             3.35             3.33             3.30            3.28
                100-08              3.35              3.34             3.33             3.28             3.23            3.19
                100-12              3.34              3.33             3.31             3.24             3.15            3.09
                100-16              3.32              3.32             3.29             3.19             3.08            3.00
                100-20              3.31              3.30             3.27             3.15             3.01            2.90

                   WAL             13.11             10.63             7.46             3.05             1.79            1.38
              Mod Durn             10.23              8.62             6.14             2.79             1.71            1.32
      Principal Window     May05 - Aug23     May05 - Oct22    May05 - Jul30    May05 - Mar21    May05 - Jun08   May05 - Jul07

             LIBOR_1MO                 3                 3                3                3                3               3
                Prepay            25 PPC            50 PPC           75 PPC          100 PPC          125 PPC         150 PPC
   Optional Redemption           Call (N)          Call (N)         Call (N)         Call (N)         Call (N)        Call (N)



                                          6.0609  WAM                     359
                                          5.795  WALA                      0

Price                           175 PPC         200 PPC
                                          Yield           Yield
                 99-12                     3.94            4.03
                 99-16                     3.83            3.90
                 99-20                     3.71            3.77
                 99-24                     3.60            3.64
                 99-28                     3.49            3.50
                100-00                     3.37            3.37
                100-04                     3.26            3.24
                100-08                     3.15            3.11
                100-12                     3.03            2.98
                100-16                     2.92            2.85
                100-20                     2.81            2.72

                   WAL                     1.14            0.98
              Mod Durn                     1.10            0.95
      Principal Window            May05 - Jan07   May05 - Oct06

             LIBOR_1MO                        3               3
                Prepay                  175 PPC         200 PPC
   Optional Redemption                  Call (N)        Call (N)



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.
In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley
& Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &
Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by
Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE
CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.






CWALT05-21CB final - Price/Yield - A17

Morgan Stanley

Balance                $157,750,000.00     Delay            24                WAC             6.0609            WAM
Coupon                 6                   Dated            4/1/2005          NET             5.795             WALA
Settle                 5/31/2005           First Payment    5/25/2005

Price                  25 PPC              50 PPC           75 PPC           100 PPC          125 PPC          150 PPC
                                     Yield            Yield            Yield            Yield            Yield           Yield
               101-16+                5.81             5.72             5.61             5.50             5.38            5.25
               101-20+                5.79             5.69             5.58             5.46             5.33            5.20
               101-24+                5.78             5.67             5.55             5.43             5.29            5.14
               101-28+                5.76             5.65             5.52             5.39             5.25            5.09
               102-00+                5.74             5.63             5.50             5.35             5.20            5.04
               102-04+                5.73             5.60             5.47             5.32             5.16            4.99
               102-08+                5.71             5.58             5.44             5.28             5.11            4.94
               102-12+                5.70             5.56             5.41             5.25             5.07            4.89
               102-16+                5.68             5.54             5.38             5.21             5.03            4.83
               102-20+                5.66             5.51             5.35             5.17             4.98            4.78
               102-24+                5.65             5.49             5.32             5.14             4.94            4.73

                   WAL               11.60             7.67             5.48             4.16             3.29            2.69
              Mod Durn                7.34             5.41             4.19             3.37             2.79            2.35
      Principal Window       Jun05 - Apr35    Jun05 - Apr35    Jun05 - Apr35    Jun05 - Apr35    Jun05 - Apr35   Jun05 - Apr35

             LIBOR_1MO                   3                3                3                3                3               3
                Prepay              25 PPC           50 PPC           75 PPC          100 PPC          125 PPC         150 PPC
   Optional Redemption             Call (N)         Call (N)         Call (N)         Call (N)         Call (N)        Call (N)


                                            359
                                              0

Price                           175 PPC         200 PPC
                                          Yield           Yield
               101-16+                     5.11            4.97
               101-20+                     5.05            4.90
               101-24+                     4.99            4.83
               101-28+                     4.93            4.76
               102-00+                     4.87            4.69
               102-04+                     4.81            4.62
               102-08+                     4.75            4.55
               102-12+                     4.69            4.48
               102-16+                     4.63            4.41
               102-20+                     4.57            4.35
               102-24+                     4.51            4.28

                   WAL                     2.25            1.93
              Mod Durn                     2.01            1.76
      Principal Window            Jun05 - Apr35   Jun05 - Apr12

             LIBOR_1MO                        3               3
                Prepay                  175 PPC         200 PPC
   Optional Redemption                  Call (N)        Call (N)





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan
Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
U.K. SECURITIES AND FUTURES AUTHORITY.

